Exhibit 99.1

CHANNELL

December 2005

"WHERE THE INDUSTRY CONNECTS"

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Leading Customers - Americas

Adelphia

Qwest
Spirit of Service™

CABLEVISION

TELUS®
the future is friendly®

SBC

comcast.

Sprint.

TimeWarner

COX
COMMUNICATIONS

verizon

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Leading Customers - International

BT

SingTel

Telstra

Telefonica

eircom

TELEKOM MALAYSIA

اتصالات
Etisalat

ALCATEL

France Telecom

"WHERE THE INDUSTRY CONNECTS"

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FTTP Access Enclosures

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VoIP Connectivity

Voice Connection from Existing Modem Location
Step 2
House Phone Extensions
Existing Telco NID
Cable Modem/MTA
Step 1
Broadband Connector
Step 3
Direct Connect Plug-in to Modem/MTA
Step 2
House Phone Extensions
Cable Modem/MTA
RJ-11 Voice Connection
Step 1
Broadband Connection
Channell 5-Line Modular Plug-in Bridging Block (New)

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Bushman Products

Above Ground Water Tanks

Below Ground Water Tanks

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Revenue

$M
140
120
100
80
60
40
20
0
$76.5
$100.1
$110-120
2003
2004
2005
(Est.*)
Channell Consolidated

* Guidance provided by management during the AEA Classic Conference.

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Earnings Per Share

$0.38
0.40
0.35
0.30
0.25
$ 0.20
0.15
0.10
0.05
0.00
Channell Consolidated
$0.02-0.06
$(0.01)
2003
2004
2005 (Est.*)

19

* Guidance provided by management during the AEA Classic Conference.

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Debt

$8.8
$6.5
$6.9
$3.9
9
8
7
6
5
4
3
2
1
0
$M
2002
2003
2004
2005
(Est)*
Channell Consolidated

20 * Revised guidance

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Q3 2005 Results

Revenue Growth
($MIL)
$40
$35
$30
$25
$20
$15
$10
+77%
+52%
-3%
+63%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
'03 '04 '05
'03 '04 '05
'03 '04 '05
'03 '04

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Raw Materials

05 Market
2005
2004
Price/lb
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
January
February
March
April
May
June
July
August
September
October
November

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Contacts:

At Channell
Derek Dodge
Jerry Collazo
(951) 719-2600
ddodge@channellcorp.com
jcollazo@channellcorp.com

At FRB
Lasse Glassen
(310) 854-8313

lglassen@financialrelationsboard.com

For more information visit: www.channellcomm.com

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[LOGO]

December 2005

“WHERE THE INDUSTRY CONNECTS”

[LOGO]

Safe Harbor Statement

Certain statements contained in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), which provides certain “safe harbor” provisions for forward-looking statements.  All forward-looking statements made in this presentation are made pursuant to the Act.  Forward-looking statements include statements which are predictive in nature; which depend upon or refer to future events or conditions; or which include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” or variations or negatives thereof or by similar or comparable words or phrases.  In addition, any statement concerning future financial performance, ongoing business strategies or prospects, and possible future Company actions that may be provided by management are also forward-looking statements as defined by the Act.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about the Company; and economic and market factors in the countries in which the Company does business, among other things.  These statements are not guarantees of future performance, and the Company has no specific intentions to update these statements.  Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors.  The principal important risk factors that could cause the Company’s actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, the risk factors discussed in the Company’s 10-K and other filings with the Securities and Exchange Commission.

“WHERE THE INDUSTRY CONNECTS”	© Channell Commercial Corp. all content is proprietary

Company Overview

•      Established Global Designer & Manufacturer of Products for Broadband Telecom Networks

•      Industry Leader with Strong Brand Equity for Key Strategic Product Groups

•      Diversification Strategies Leverage Core Technologies in New Growth Markets

•      Bushman Tanks Division has #1 Share in the High Growth Australia Water Storage Industry

Channell’s Products

Thermoplastic Enclosures	Metal Enclosures

[GRAPHIC]	[GRAPHIC]

Channell’s Products

Fiber to the Premise (FTTP)	Connectivity

[GRAPHIC]	[GRAPHIC]

Leading Customers - Americas

[LOGO]	[GRAPHIC]

Leading Customers - International

[LOGO]	[GRAPHIC]

Growth Strategies

•      Leverage Core Strengths and Market Position

•      Target New Product Growth Opportunities from Residential Broadband Network Build Outs

•      Develop New Products for Global Markets

•      Diversification to Drive Profitable Growth

Leverage Core Strengths

•      Integrate New & Acquired Product Lines into Existing Operations

•      Maximize Global Market Penetration for all Product Groups

•      Redeploy Existing Resources to Strategic High Growth Businesses

Strategic Product Positioning

•      #1 Provider of Thermoplastic Enclosures to Comcast, Time Warner, Cox and Rogers

•      #1 Provider of Advanced Copper Connectivity Products to Sprint, Cox, Telus, Comcast and Telmex

•      #1 Provider of Sub-Surface FTTP Access Enclosures to Verizon

New Growth Opportunities from Residential Broadband Networks

•      Unique Product Package for Rapidly Evolving FTTP Networks

•      Position Connectivity Products for VoIP Applications

•      Introduce New Product Technologies to Reduce Deployment Costs

FTTP Access Enclosures

[GRAPHIC]

VoIP Connectivity

Voice Connection from Existing Modem Location

[GRAPHIC]

Voice Connection from Existing Modem Instructions:

1.             Remove existing customer inside wiring from Telco NID.

2.             Relocate each wire pair to new bridging module output connectors.

3.             Connect voice service connection from cable modem/MTA to input connection on the bridging module.

Direct Connect Plug-in to Modem/MTA

[GRAPHIC]

Direct Connect Instructions:

1.             Plug the Mini-Rocker connector module directly into the Cable Modem/MTA Voice Port.

2.             Relocate/connect all customer inside wire extensions to bridging block connectors.

Disconnection of the Modular RJ11 plug from the Modem/MTA permits fault insolation for customer wiring (similar to Telco NID testing practice).  Will reduce unnecessary maintenance calls.

[GRAPHIC]

New Products for Global Markets

•      “Shutter Box” Series Vaults Open Telecom, Water and Utility Markets Worldwide

•      Mini-Rocker Product Extensions Provide True Global Connectivity Platform

•      Above and Below Ground Water Storage Systems for Strategic Global Markets

Diversification

•      Water

Storage, Conservation, Distribution

•      OEM Partnerships

Access New Markets, Source Key “Components”, Market Share Expansion

•      New Industrial Markets

Transportation, Power, Municipalities

Bushman Products

[GRAPHIC]	Above Ground Water Tanks

Below Ground Water Tanks	[GRAPHIC]

Transforming Channell Financially

2002-2003

•      Restructured business due to telecom downturn

•      Reduced headcount 50%

•      Reduced facilities sq. footage by 45%

•      Initiated debt reduction plan

2003-2004

•      Solid financial footing

•      90% reduction in debt to $4M from $40M

•      Return to profitability

•      Restructuring of international operations

•      Pursuing diversification strategy

2005 & Beyond

•      Profitable topline growth

•      Accretive acquisitions

•      Leadership position with new products

Revenue

[CHART]

* Guidance provided by management during the AEA Classic Conference.

Earnings Per Share

[CHART]

Includes special charges net of tax of $0.21 in 2003

* Guidance provided by management during the AEA Classic Conference.

Debt

[CHART]

* Revised guidance

Q3 2005 Results

•      Prior to Q3, the Company had Seven Consecutive Quarters of Quarter Over Quarter Revenue Growth

•      Attributable to Growth in Core Business, as well as Bushmans

Revenue Growth

($MIL)

[CHART]

Third Quarter Results

•      Revenues of $27 million Versus Guidance of $32 million

•      Net Loss of 6 Cents Per Share Versus Guidance of 12 Cents Earnings Per Share

•      Gross Profit Margin of 24% Versus Guidance of 35%

Factors Influencing Third Quarter Results

•      Softening in the Broadband Market

•      Increasing Raw Material Prices and Freight Costs

•      Unfavorable Absorption

•      Bushmans Logistical Issues

Broadband Market

•      Lower than Expected Sales from Major Broadband Customers

•      Comcast

•      Cox

•      Time Warner

•      Weak Capital Spending Expected to Continue through the Fourth Quarter

Raw Materials

[CHART]

Unfavorable Absorption

•      Current Manufacturing Capacity; Three Facilities in Temecula Comprising Approximately 350,000 square feet

•      Extra Capacity to Handle Revenues far in Excess of Current Production

•      Shortfalls in Revenue Negatively Impact Cost of Goods Sold

•      Based on Current Production Levels, we are Under Absorbed Approximately $400,000-$600,000 per Month

Bushmans Logistical Issues

•      Next to Raw Materials, Freight is the Second Largest Cost Relating to Bushmans

•      Approximately 19% of Sales

•      Bushmans Products are Shipped Entirely by a Third Party

•      The Tanks are Large and Require Specialty Trucks and Trailers, as well as Trained Drivers

•      The Efficiency of the Third Party Materially Affects our Cost per Tank

Plan to Return to Profitability

•      Increase Market Share in Existing Markets and Capitalize on Current Opportunities

•      VoIP for Major Broadband Customers

•      Verizon FTTP, Full in-house Production

•      SBC Project Lightspeed

•      Water Irrigation and Power Utility Markets

•      Raw Materials Prices Expected to Stabilize

•      Improved Absorption from:

•      Increased Revenues from Market Opportunities or from Strategic Acquisitions

•      Measures to Reduce Cost by Approximately $4.5 Million Annually, Consisting of Headcount Reduction and Tightening on Discretionary Spending

•      Bushmans:

•      Renegotiate a more Favorable Logistics Agreement

•      Significantly Reduce the Cost of Raw Materials by Installing Material Handling Equipment

•      Penetrate the Urban Tank Market in Sydney

•      Implement Cost Reductions of Approximately $150,000 per month or $1.8 Million Annually, Consisting of Headcount Reduction and Tightening on Discretionary Spending

Fourth Quarter Outlook

•      Expect the Broadband Market to Remain Soft

•      Expect Bushmans to Return to Profitability

•      Raw Materials Pricing to Stabilize

•      Estimated Revenues of $23 to $27 Million

•      Estimated Net Loss of 8-10 cents per share

•      Anticipated Gross Profit Margin of 27-29%

2005 Revised Guidance

Current FY05 Projections*
Net Sales	$110 - $120 Million

EPS	$0.02 - $0.06

Gross Profit Margin	27% - 30%

Cap Ex	$5.0 Million

*  Revised guidance

2006 Outlook

•      Expect Q1 to mirror Q3 2005

•      Anticipate Increased Revenue from:

•      Verizon GLBs

•      Time Warner Enclosures

•      Domestic Mini-Rocker

•      VoIP

•      Overall GLBs

•      EMEA

•      Bushmans Tanks

•          Capital Expenditures to Increase to $7 Million

•      Materials Handling

•      GLB Expansion

•      Broadband and Telecom Enclosure Expansion

Contacts:

At Channell	At FRB
Derek Dodge	Lasse Glassen
Jerry Collazo	(310) 854-8313
(951) 719-2600
ddodge@channellcorp.com	lglassen@financialrelationsboard.com
jcollazo@channellcorp.com

For more information visit: www.channellcomm.com